SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2020

CARDIFF LEXINGTON CORPORATION

Florida	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

401 E. Las Olas Blvd. Suite 1400

Ft. Lauderdale, FL 33301

(Address of principal executive offices, including zip code)

(844) 628-2100

(Registrant's telephone number, including area code)

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanation Note: In this Current Form 8-K, “Company,” “our company,” “we” “us,” and “our” refer to Cardiff International, Inc., unless the context requires otherwise.

Item 2.01 Completion of Acquisition or Disposition of Assets

Cardiff Lexington Corporation (CDIX.BB) (herein after “CLC”) concludes the sale of two of its subsidiaries in the food service sector.

On July 20th, 2020 CDIX executed a Buyback Agreement finalizing the sale of Repicci’s Franchise Group, LLC (RFG) acquired by Cardiff, August 10, 2016. The purchaser was Frank Repici (herein after Repici) effective June 1st, 2020. The signing took place on July 20th upon confirmation of assets. At the time of closing, each Preferred “H” Shares, had a par value $0.001 per share and a Stated Value was $4.00 per share. Repici exchanged 81,601 CDIX Preferred “H” Shares for the purchase price of $652,808. This was a Tax Free Share Exchange (the “Exchange”) all for the return to CLC of 81,601 Preferred H Shares the “Exchange Shares” in order to consummate the Exchange pursuant to Section 368(a)(1)B of the United States Internal Revenue Code of 1986; and,

On July 23rd, 2020 CDIX executed a Buyback Agreement finalizing the sale of Romeo’s Alpharetta, Inc., Fortuna Restaurant Group, Inc., R&T Restaurant Group, LLC (herein after Romeo’s NY Pizza d/b/a “RNYP’s”) acquired by Cardiff, June 30, 2014. The purchaser was Gene Romeo effective July 1st, 2020. The signing took place on July 23rd, 2020 upon confirmation of assets. At the time of closing, each Preferred “D” Shares, had a par value of $0.001per share and a Stated Value of $4.00 per share. Romeo exchanged 212,500 Preferred “D” Shares for the purchase price of $1,700,000. This was a Tax Free Share Exchange (the “Exchange”) all for the return to CLC of 81,601 Preferred ”D” Shares the “Exchange Shares” in order to consummate the Exchange pursuant to Section 368(a)(1)B of the United States Internal Revenue Code of 1986.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 20th, 2020, CDIX Board of Directors accepted the resignation of Frank Repici as President and CFO of Repicci’s Franchise Group, LLC.

On July 23rd, 2020, CDIX Board of Directors accepted the resignation of Gene Romeo as President and CFO of Romeo’s Alpharetta, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cardiff Lexington Corporation

By:	/s/ Daniel R. Thompson
Daniel R. Thompson
Title:	Chairman

Dated: July 27, 2020

2